UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

June 17, 2021

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Director

On June 17, 2021, the Board of Directors (the “Board”) of Fox Corporation (the “Company” or “FOX”) elected William A. Burck to the Board. Mr. Burck will serve on the Nominating and Corporate Governance Committee. There are no arrangements or understandings between Mr. Burck and any other persons pursuant to which Mr. Burck was selected as a director and there are no transactions in which Mr. Burck has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Burck will receive compensation for service under the terms of FOX’s non-executive director compensation program, which is described under the heading “Non-Executive Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 23, 2020.

Mr. Burck also entered into FOX’s standard form of directors’ indemnification agreement with the Company, which provides for the standard indemnification and advancement of expenses to the fullest extent permitted by law consistent with the Company’s Amended and Restated By-laws. The description of the indemnification agreement is intended to provide a general description only, is subject to the detailed terms and conditions of, and is qualified in its entirety by reference to the full text of, the form of indemnification agreement, which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 19, 2019 and incorporated herein by reference.

A copy of the Company’s press release announcing Mr. Burck’s election is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events

Stock Repurchase Program

On June 17, 2021, the Company issued a press release announcing that the Board has approved incremental stock repurchases of up to an additional $2 billion of the Company’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share. With this increase, the Company’s total stock repurchase authorization is now $4 billion of which more than $1.56 billion has been completed to date. The manner, timing, number and share price of the repurchases will be determined by the Company at its discretion and will depend upon such factors as the market price of the stock, general market conditions, applicable securities laws, alternative investment opportunities and other factors. The stock repurchase program has no time limit and may be modified, suspended or discontinued at any time.

A copy of the Company’s press release announcing the stock repurchase program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release issued by Fox Corporation, dated June 17, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Viet D. Dinh
Name:	Viet D. Dinh
Title:	Chief Legal and Policy Officer

June 17, 2021